UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported) April 16, 2018

Paycom Software, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36393	80-0957485
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

7501 W. Memorial Road, Oklahoma City, Oklahoma	73142
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (405) 722-6900

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b–2 of the Securities Exchange Act of 1934 (§ 240.12b–2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On April 16, 2018, the Board of Directors (the “Board”) of Paycom Software, Inc. (the “Company”) appointed Jon Evans as Chief Operating Officer of the Company.

Mr. Evans, 52, has served as the Company’s Senior Executive Vice President of Operations from March 2017 to April 2018, as the Company’s Executive Vice President of Accounting from December 2016 to March 2017 and as the Company’s Director of Accounting from December 2014 to December 2016. Before joining the Company, Mr. Evans served as the Chief Operating Officer of Chickasaw Nation Industries-Commercial, Inc., a holding company with businesses in multiple industries including business support services, defense logistics and manufacturing, from March 2011 to December 2014. Mr. Evans has over 31 years of senior financial and operations management experience. He earned his bachelor’s degree in business administration from Oklahoma State University.

Pursuant to Mr. Evans’s employment arrangement with the Company, he receives an annual salary of $288,750 and is entitled to participate in the Paycom Software, Inc. Annual Incentive Plan (the “Annual Incentive Plan”), pursuant to which he received a cash bonus of $109,998.80 for his performance during 2017.

Item 7.01	Regulation FD Disclosure.

On April 17, 2018, the Company announced that the Board appointed Brad Smith as Chief Information Officer of the Company.

Mr. Smith, 48, has served as the Company’s Director of Software Development from January 2012 to April 2018 and as the Company’s Director of Information Technology from May 2005 to January 2012. Before joining the Company, Mr. Smith served as Senior Technical Consultant at BearingPoint from October 2003 to May 2005 and as Manager of Software Development and Business Intelligence at Fleming Companies, Inc. from May 1995 to October 2003. Mr. Smith has over 27 years of information technology and software development experience. He earned his bachelor’s degree in management information systems from Oklahoma State University.

Pursuant to Mr. Smith’s employment arrangement with the Company, he receives an annual salary of $300,000 and is entitled to participate in the Annual Incentive Plan, pursuant to which he received a cash bonus of $101,146.40 for his performance during 2017.

The Company issued a press release announcing the appointments of Mr. Evans as Chief Operating Officer and Mr. Smith as Chief Information Officer, a copy of which is attached to this Current Report on Form 8-K as Exhibit 99.1.

The information furnished pursuant to Item 7.01 (including Exhibit 99.1 hereto), shall not be deemed to be “filed” for the purposes of Section 18 of the Exchange Act of 1934, as amended (the “Exchange Act”), and shall not be deemed to be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release issued April 17, 2018.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PAYCOM SOFTWARE, INC.

Date: April 17, 2018	By:	/s/ Craig E. Boelte
	Name:	Craig E. Boelte
	Title:	Chief Financial Officer